EXHIBIT AA
                                                                      ----------
                                                                          Part I

                           SENIOR GRID PROMISSORY NOTE

                                                              New York, New York
$1,000,000                                                    December 30, 1999


         For value received, the undersigned unconditionally (and if more than one, jointly and severally) promises to pay to the order of THE CHASE MANHATTAN BANK ("Chase"), at its office located at 270 Park Avenue, New York, New York 10017, or to such other address as Chase may notify the undersigned, the sum of One Million and no/100 Dollars ($1,000,000) or such unpaid principal amount of each loan made to the undersigned by Chase and outstanding under this Note, on the earlier of (i) demand, (ii) the maturity date(s) as shown on the attached schedule or any continuation of the schedule, or (iii) June 30, 2000 (the "Maturity Date").

         This Note includes any Schedule or Rider attached hereto.

         1.       DEFINITIONS.  As used in this Note:
                  ------------

         "BANKING DAY" means any day on which commercial banks are not authorized or required to close in New York and whenever such day relates to an Euro Rate loan or notice with respect to any Euro Rate loan, a day on which dealings in U.S. dollar deposits are also carried out in the London interbank market.

         "CONSOLIDATED CURRENT ASSETS" means, in respect of the undersigned, all of its current assets and the current assets of its Subsidiaries (if any) on a consolidated basis which should, in accordance with GAAP, be classified as current assets.

         "CONSOLIDATED CURRENT LIABILITIES" means, in respect of the undersigned, all of its current liabilities and the current liabilities of its Subsidiaries (if any) on a consolidated basis which should, in accordance with GAAP, be classified as current liabilities.

         "CONSOLIDATED TANGIBLE NET WORTH" means, in respect of a Person, the consolidated stockholders' equity in such Person and its Subsidiaries determined in accordance with GAAP, except that there shall be deducted therefrom all intangible assets (other than leasehold improvements) of such Person and its Subsidiaries, such as organization costs, unamortized debt discount and expense, goodwill, patents, trademarks, copyrights, contractual franchises, and research and development expenses.

         "DEBT" of any Person means (i) all obligations of such Person for borrowed money (including in the case of the undersigned) the aggregate outstanding amount of loans hereunder) or the deferred purchase price of property or services, (ii) all obligations of such Person evidenced by bonds,
notes,   debentures,   drafts  or  similar  instruments  or  securities,   (iii)
indebtedness for borrowed money or the deferred purchase price of property or services secured by any lien existing on property owned or acquired by such Person, whether or not the liability secured thereby shall have been incurred or assumed by such Person, (iv) all capitalized lease obligations of such Person,
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(v) the undrawn  amount of all letters of credit  issued for the account of such
Person, and (vi) all guaranties and other contingent obligations of such Person in respect of obligations and liabilities of others referred to in clauses
(i)-(v) above.

         "EURO RATE" means, for any Fixed Rate loan based upon the LIBOR Rate for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) to be equal to the quotient of (i) the LIBOR Rate for such loan for such Interest Period, divided by (ii) one minus the Reserve Requirement for such loan for such Interest Period plus two and one-half percent (2.5%).

         "FISCAL YEAR" means the undersigned's fiscal year consisting of a twelve month period ending on each December 31.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect on the date hereof and from time to time hereafter consistently applied.

         "INTEREST PERIOD" means with respect to Euro Rate loans, the period as Chase may offer and as the Borrower may select, commencing on the Loan Date and ending on the numerically corresponding day in the first, second, third, or sixth calendar month thereafter, provided that each such Interest Period which commences on the last Banking Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Banking Day of the appropriate calendar month. In no event shall an Interest Period have a duration of less than one month or exceed the Maturity Date. "INTEREST PERIOD" means with respect to Money Market Rate loans, for any single borrowing, the period for which such borrowing is offered.

         "LIBOR RATE" means the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) quoted by the London office of Chase at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the Second Business Day prior to the commencement of an Interest Period for the offering by Chase to leading banks in the London interbank market of United States dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the loan under the Note.

         "LOAN DATE" means the date on which a loan under this Note is made.

         "MONEY MARKET RATE" means if offered, a rate of interest per year as offered by Chase from time to time on any single commercial borrowing for a period of up to ninety (90) days. The Money Market Rate of interest available for any subsequent borrowings may differ since Money Market Rates may fluctuate on a daily basis.

         "PERSON" means an individual, a corporation, a company, a voluntary association, a partnership, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

         "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.
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                                                                               3

         "REGULATORY CHANGE" means any change after the date hereof in United States federal, state or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including the Bank of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         "RESERVE REQUIREMENT" means, for any Euro Rate loan for any Interest Period therefor, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding $5,000,000,000 against "Eurocurrency liabilities" (as such term is used in Regulation D).

         "SUBORDINATED DEBT" means all indebtedness not to exceed the aggregate amount of $2,975,000 owing under the subordinated notes issued by the undersigned to Furman Selz SBIC, L.P. pursuant to a Note and Warrant Purchase
Agreement, dated as of October 31, 1996, among FIND/SVP, Inc., FIND/SVP Published Products, Inc., FIND/SVP Internet Services, Inc. and Furman Selz FBIC, L.P. and the subordinated notes issued by the undersigned to SVP, S.A. pursuant to Note and Warrant Purchase Agreements, each dated as of November 26, 1996 and as of August 25, 1997, respectively, among FIND/SVP, Inc., FIND/SVP Published Products, Inc., FIND/SVP Internet Services, Inc. and SVP, S.A., which indebtedness shall be subject to intercreditor agreements in form and substance satisfactory to Chase.

         "SUBSIDIARY" means any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the undersigned.

         2. MATURITY DATE(S). Each loan shall mature on the earlier of demand, the last day of the Interest Period therefor as noted on the Interest Period column on the attached schedule or the Maturity Date. As to a Variable Rate loan, if no Interest Period is noted, then such loan is payable on the earlier of demand or the Maturity Date.

         3. INTEREST. The undersigned promises to pay interest on the unpaid balance of the principal amount of each such loan from and including the date of each such loan to but excluding the date such loan shall be paid in full at the following applicable rates, as may be offered by Chase and selected by the undersigned:

         Variable Rate:    A rate of interest per year which shall automatically
                           increase or decrease from time to time so that at all
                           times  such rate shall  remain  equal to that rate of
                           interest from time to time  announced by Chase at its
                           head office as its prime commercial lending rate (the
                           "Prime Rate") plus one-half  percent (.50%).  Changes
                           in the rate of interest  hereunder shall be effective
                           as of and for the entire day on which such  change in
                           the Prime Rate becomes effective;
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         and

        Fixed Rate:        A rate per year for  each  Interest  Period  for each
                           loan under this Note equal to either the Euro Rate or the Money Market Rate.

         Unless three Business Days prior to the expiration of an Interest Period, the undersigned requests and Chase quotes a new Fixed Rate for a subsequent Interest Period on an existing Fixed Rate loan, such Fixed Rate loan shall automatically convert to a Variable Rate loan on the day immediately following the last day of the current Interest Period. The minimum principal amount of a Fixed Rate loan shall be $250,000.

         Interest shall be payable in arrears (a) as to a Variable Rate loan, on the first day of each month and (b) as to a Fixed Rate loan, on the last day of each Interest Period, or if such Interest Period is more than 90 days, then on the 90th day after the date of such loan and on the last day of such Interest Period, unless otherwise specified on a Rider attached hereto, in respect of the corresponding principal and (c) on the maturity date of any loan. Interest shall be calculated on each loan on the basis of a year of 360 days and payable for the actual number of days elapsed.

         After the occurrence of an Event of Default set forth below, Chase, at its option, by written notice to the undersigned, may increase the interest rate on this Note by an additional two percent (2%) per year, effective on the date of such notice.

         4. PAYMENTS. All payments under this Note shall be made in lawful money of the United States of America and in immediately available funds at Chase's office specified above. Chase may (but shall not be obligated to) debit the amount of any payment (principal or interest) under this Note when due to the deposit accounts of the undersigned with Chase listed below. This Note may be prepaid without penalty or premium unless otherwise specified herein. Chase may apply any money received or collected for payment of this Note to the principal of, interest on or any other amount payable under, this Note in any order that Chase may elect.

         All amounts payable hereunder shall be made without set-off or counterclaim and clear of and without deduction for any and all taxes, registration fees, duties, levies or any other deductions or withholdings whatsoever imposed, collected or made with repeat to this Note. In the event the undersigned or Chase is compelled by applicable law to pay or deduct any such amounts, the undersigned shall pay to Chase such additional amounts to insure that Chase receives an amount equal to the full amount it otherwise would have received had such deduction not been made.

         Whenever any payment to be made hereunder (including principal and interest) shall be stated to be due on a day on which Chase's head office is not open for business, that payment will be due on the next following Banking Day, and any extension of time shall in each case be included in the computation of interest payable on this Note.

         If any payment (principal or interest) shall not be paid when due other than a payment of the entire principal balance of the Note due upon acceleration after default, to the extent permitted by applicable law, the undersigned shall pay a late payment charge equal to five percent (5%) of the

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amount of such delinquent payment, provided that the amount of such late payment charge shall be not less than $25 nor more than $500.

         5. ADDITIONAL COSTS. If as a result of any Regulatory Change, Chase determines (which determination shall be conclusive) that the cost to Chase of making or maintaining the loan is increased, or any amount received or receivable by Chase hereunder is reduced, or Chase is required to make any payment (including without limitation in connection with any reserves or capital adequacy requirements or assessments) in connection with any transaction contemplated hereby, then the undersigned shall pay to Chase on demand such additional amount or amounts as Chase determines will compensate Chase for such increased cost, reduction or payment. Chase will, within 90 days of such demand, provide the undersigned with a statement setting forth the calculation of such additional amount or amounts; provided, however, the failure of Chase to provide such statement shall not relieve the undersigned of its payment obligation.

         6. ILLEGALITY. If it becomes unlawful for Chase or its lending office to make, convert or maintain any loan, Chase shall promptly notify the undersigned, and Chase shall not make, convert or maintain any loan and any loan outstanding shall be prepaid on demand, together with interest and any amounts due under the CERTAIN COMPENSATION section below.

         7. CERTAIN COMPENSATION (FIXED RATE LOAN ONLY). If for any reason there is a principal payment of a loan on a date other than the last day of the Interest Period thereof (whether by demand, prepayment, or otherwise) or a failure to borrow on the date specified for borrowing, the undersigned will pay to Chase on demand such amount or amounts as shall be sufficient (in the reasonable opinion of Chase) to compensate Chase for any loss, cost or expense which Chase determines is attributable to such payment or such failure to borrow; provided that Chase shall have delivered to the undersigned a certificate as to the amount of such loss, cost or expense setting forth in reasonable detail the calculation thereof, which shall be presumptively correct if made in good faith on a reasonable basis.

         8. AUTHORIZATIONS. The undersigned hereby authorizes Chase to make loans and disburse the proceeds thereof to the account listed below and to make repayments of such loans by debiting such account upon oral, telephonic or telecopied instructions made by any person purporting to be an officer or agent of the undersigned who is empowered to make such requests and give such instructions. The undersigned may amend these instructions, from time to time, effective upon actual receipt of the amendment by Chase. Chase shall not be responsible for the authority, or lack of authority, of any person giving such telephonic instructions to Chase pursuant to these provisions. By executing this Note, the undersigned agrees to be bound to repay any loan obtained hereunder as reflected on Chase's books and records and made in accordance with these authorizations, regardless of the actual receipt of the proceeds thereof.

         9. RECORDS. The date, principal amount, interest rate and maturity date of each loan under this Note and each payment of principal, loan(s) to which such principal is applied (which shall be at the discretion of Chase) and the outstanding principal balance of loans, shall be recorded by Chase on its books and prior to any transfer of this Note (or, at the discretion of Chase at any
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                                                                               6

other time) endorsed by Chase on the schedule attached or any continuation of the schedule. Any such endorsement shall be conclusive absent manifest error.

         10. REPRESENTATIONS AND WARRANTIES. The undersigned represents and warrants upon the execution and delivery of this Note and upon each loan request hereunder, that: (a) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing; (b) it has the power to execute and deliver this Note and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or materially affecting it or any of its assets; (d) to the best of undersigned's knowledge, all governmental and other consents that are required to have been obtained by it with respect to this Note have been obtained and are in full force and effect and all conditions of any such consents have been complied with; (e) its obligations under this Note constitute its legal, valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally; (f) all financial statements and related information furnished and to be furnished to Chase from time to time by the undersigned are true and complete and fairly present the financial or other information stated therein as at such dates or for the periods covered thereby;
(g) there are no actions, suits, proceedings or investigations pending or, to the knowledge of the undersigned, threatened against or affecting the undersigned before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the undersigned or which may materially adversely affect the financial condition, operations, properties or business of the undersigned or the ability of the undersigned to perform its obligation under this Note; and (h) there has been no material adverse change in the financial condition of the undersigned since the last such financial statements or information.

         11.      AFFIRMATIVE COVENANTS.  The undersigned agrees that it shall:
                  ---------------------

                  (a) Furnish to Chase, within 120 days after and as at the close of each Fiscal Year, a consolidated (and consolidating) balance sheet(s) of undersigned and its consolidated Subsidiaries, and consolidated (and consolidating) statements of income, cash flows and changes in shareholders' equity of undersigned and its consolidated Subsidiaries prepared in accordance with GAAP consistently applied, on an audit basis, prepared by Deloitte & Touche LLP, or other independent public accounting firm satisfactory to Chase, and accompanied by a satisfactory report of such accountants which shall not contain any qualification of opinion or disclaimer;

                  (b)  Furnish  to Chase,  within 45 days  after the end of each
Fiscal  Quarter,  a  consolidated  (and   consolidating)   balance  sheet(s)  of
undersigned and its consolidated Subsidiaries as at the end of each such quarter and related consolidated (and consolidating) statements of income, cash flow and changes in shareholders' equity of the undersigned and its consolidated Subsidiaries for the Fiscal Quarter and from the beginning of such Fiscal Year to the end of such Fiscal Quarter, together with comparisons to the previous year, if appropriate, and to budget
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                                                                               7

projections,   prepared  in  conformity  with  GAAP  consistently  applied,  and certified by an appropriate financial officer of undersigned;

                  (c) Furnish to Chase when loans are outstanding, within 20 days after the end of each month, a statement of accounts receivable, to be in form and substance satisfactory to Chase;

                  (d) Furnish to Chase such other books, records and reports as Chase may from time to time reasonably request; and

                  (e) Permit  representatives  of Chase to visit and inspect any of the properties of undersigned and its Subsidiaries, examine its corporate books and records, and to make extracts or copies of such books and records, and discuss its affairs, finances and accounts with its officers, accountants and agents, provided that the foregoing shall only be done at reasonable times and with not more than reasonable frequency, and provided further that the reasonable cost of such inspections and examinations shall be paid by undersigned.

         12. NEGATIVE COVENANTS. The undersigned agrees that it shall not, and shall not permit any Subsidiary to:

                  (a) Incur, create, permit to exist or assume, directly or indirectly, any Debt other than (i) Debt to Chase, (ii) Subordinated Debt, (iii) trade indebtedness (which shall not include any borrowing, trade acceptances or notes given in settlement of trade indebtedness) incurred in the ordinary course of business and not more than 30 days overdue, and (iv) indebtedness related to liens permitted by clause (b)(ii) below;

                  (b) Pledge or encumber any of its assets, except (i) mortgages, liens, security interests or encumbrances granted to Chase and (ii) liens on personal property incurred in connection with a capital lease entered into by the undersigned as lessee in the ordinary course of business, provided that any such liens are created contemporaneously with the leasing of such personal property and attach only to the property so leased; and

                  (c) Loan or make advances to, or guarantee, indorse or otherwise be or become liable or contingently liable in connection with the obligations or indebtedness of any other Person, directly or indirectly;

         13. FINANCIAL COVENANTS. The undersigned shall maintain at all times the following financial covenants and ratios:

                  (a) Debt to Consolidated Tangible Net Worth plus Subordinated Debt of not more than 2 to 1; and

                  (b)  Consolidated  Current  Assets  to   Consolidated  Current
Liabilities of not less than 1.25 to 1.

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                                                                               8

         14. NO COMMITMENT. This Note does not create and shall not be deemed or construed to create any contractual commitment to lend by Chase. Any such commitment in respect of this Note can only be made by and shall only be effective to the extent set forth in a separate writing expressly designated for that purpose and subscribed by a duly authorized officer of Chase.

         15. SECURITY. As collateral security for the payment of this Note and of any and all other obligations and liabilities of the undersigned to Chase, now existing or hereafter arising, the undersigned grants to Chase a security interest in and a lien upon and right of offset against all moneys, deposit balances, securities or other property or interest therein of the undersigned now or at any time hereafter held or received by or for or left in the possession or control of Chase or any of its affiliates, including subsidiaries, whether for safekeeping, custody, transmission, collection, pledge or for any other or different purpose.

         16. DEFAULT. If any of the following events of default shall occur with respect to any of the undersigned (each an "Event of Default"):

                  (a) the undersigned shall fail to pay the principal of, or interest on, this Note, or any other amount payable under this Note, as and when due and payable;

                  (b) any representation or warranty made or deemed made by the undersigned in this Note or in any document granting security or support for (or otherwise executed in connection with) this Note or by any third party supporting or liable with respect to this Note (whether by guaranty, subordination, grant of security or any other credit support, a "Third Party") in any document evidencing the obligations of a Third Party (this Note and all of the foregoing documents and all agreements, instruments or other documents executed by the undersigned or a Third Party being the "Facility Documents") or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with any Facility Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made;

                  (c) the undersigned or any Third Party shall fail to perform or observe any term, covenant or agreement contained in any Facility Document on its part to be performed or observed (not constituting an Event of Default under any other clause of this section), and such failure shall continue for 30 consecutive days;

                  (d) the  undersigned or any Third Party shall fail to pay when due any indebtedness (including but not limited to indebtedness for borrowed money) or if any such indebtedness shall become due and payable, or shall be capable of becoming due and payable at the option of any holder thereof, by acceleration of its maturity, or if there shall be any default by the
undersigned   or  any  Third  Party  under  any   agreement   relating  to  such
indebtedness;

                  (e) the undersigned or any Third Party: (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; (ii) shall make an assignment for the benefit of creditors; (iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt,
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                                                                               9


dissolution or liquidation; (iv) shall have any such petition filed against it and the same shall remain undismissed for a period of 30 days or shall consent or acquiesce thereto; or (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property;

                  (f) if the undersigned or any Third Party is an individual, such individual shall die or be declared incompetent;

                  (g) any Third Party Facility Document shall at any time and for any reason cease to be in full force and effect or shall be declared null and void, or its validity or enforceability shall be contested by the relevant Third Party or such Third Party shall deny it has any further liability or obligation under any Facility Document or shall fail to perform its obligations under any Facility Document;

                  (h) any security agreement or other agreement (whether by the undersigned or any Third Party) granting a security interest, lien, mortgage or other encumbrance securing obligations under any Facility Document shall at any time and for any reason cease to create a valid and perfected first priority security interest, lien, mortgage or other encumbrance in or on the property purported to be subject to such agreement or shall cease to be in full force and effect or shall be declared null and void, or the validity or enforceability of any such agreement shall be contested by any party to such agreement, or such party shall deny it has any further liability or obligation under such agreement or any such party shall fail to perform any of its obligations under such agreement;

                  (i) the undersigned shall make or permit to be made any material change in the character, management or direction of the undersigned's business or operations (including, but not limited to, a change in its executive management or in the ownership of its capital stock which effects a change in the control of any such business or operations), which is not satisfactory to Chase;

                  (j) the undersigned or any Third Party shall suffer a material adverse change in its business, financial condition, properties or prospects;

                  (k) any action, suit, proceeding or investigation against or affecting the undersigned or a Third Party before any court or governmental agency which involves forfeiture of any assets of the undersigned or a Third Party shall have been commenced; or

                  (l) one or more judgments, decrees or orders for the payment of money in excess of $50,000 in the aggregate shall be rendered against the undersigned and shall continue unsatisfied and in effect for a period of 30 consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal.

         THEN, in any such case, if Chase shall elect by notice to the undersigned, the unpaid principal amount of this Note, together with accrued interest and any other amounts due hereunder shall become forthwith due and payable; provided that in the case of an event of default under (e) above, the unpaid principal amount of this Note, together with accrued interest and any other amounts due hereunder shall immediately become due and payable without any notice or other action by Chase.

         17. CERTAIN WAIVERS. The undersigned waive(s) presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

         18. COSTS. The undersigned agree(s) to reimburse Chase on demand for all reasonable costs, expenses and charges (including, without limitation, any taxes, fees and charges of external legal counsel for Chase and costs allocated by its internal legal department) in connection with the preparation, interpretation, administration, performance or enforcement of this Note and the Facility Documents.

         19. NOTICES. All notices, requests, demands or other communications to or upon the undersigned or Chase shall be in writing and shall be deemed to be delivered upon receipt if delivered by hand or overnight courier or five days after mailing to the address (a) of the undersigned as set forth next to the undersigned's execution of this Note, (b) of Chase as first set forth above, or
(c) of the undersigned or Chase at such other address as the undersigned or Chase shall specify to the other in writing.

         20. ASSIGNMENT. This Note shall be binding upon the undersigned and its or their successors and shall inure to the benefit of Chase and its successors and assigns.

         21. AMENDMENT AND WAIVER. This Note may be amended only by a writing signed on behalf of each party and shall be effective only to the extent set forth in that writing. No delay by Chase in exercising any power or right hereunder shall operate as a waiver thereof or of any other power or right; nor shall any single or partial exercise of any power or right preclude other or future exercise thereof, or the exercise of any other power or right hereunder.

         22. GOVERNING LAW; JURISDICTION. This Note shall be governed by and construed in accordance with the laws of the State of New York. The undersigned consent(s) to the nonexclusive jurisdiction and venue of the state or federal courts located in such state. The undersigned hereby waives any objection which it or they may now or hereafter have to the laying of venue of any suit or action arising out of this Note in such courts and further waives any claim that any such suit or action brought in any such court has been brought in an inconvenient forum. In the event of a dispute hereunder, suit may be brought against the undersigned is such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by Chase in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address(es) specified below or to such further address(es) as the undersigned may specify to Chase in writing.

         23. MAXIMUM INTEREST. Notwithstanding any other provision of this Note, the undersigned shall not be required to pay any amount pursuant to this Note which is in excess of the maximum amount permitted to be charged under applicable law and any such excess interest paid shall be refunded to the undersigned or applied to principal owing hereunder.

         24. SENIOR GRID PROMISSORY NOTE. This Note and the indebtedness evidenced hereby are senior in all respect to the Subordinated Debt, including without limitation, payment of all amounts due hereunder to the holder hereof.

         25. JURY, CERTAIN DEFENSES AND SET-OFF WAIVERS. THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE(S) (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE OR ANY FACILITY DOCUMENT, AND AGREES THAT ANY SUCH DISPUTE SHALL, AT CHASE'S OPTION, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         IN ADDITION, THE UNDERSIGNED WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF DELAY BY CHASE AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

                                            CHASE ACCOUNT NO. TO BE CHARGED FOR
                                            DISBURSEMENTS AND PAYMENTS:



                                            ------------------------------------


                                            FIND/SVP, INC.

                                            BY:  _______________________________

                                            PRINT NAME: ________________________

                                            TITLE:  ____________________________

         ADDRESS FOR NOTICES:
         625 AVENUE OF THE AMERICAS
         NEW YORK, NEW YORK 10011
         TELECOPIER NO.  (212)255-7632

                     SCHEDULE TO SENIOR GRID PROMISSORY NOTE
                                OF FIND/SVP, INC.
                             DATED DECEMBER 30, 1999

================================================================================================================
                                                                                  AGGREGATE
                                                                                  PRINCIPAL
     DATE OF           INTEREST       AMOUNT OF    INTEREST    AMOUNT OF      BALANCE REMAINING      NOTATION
      LOAN              PERIOD          LOAN         RATE       PAYMENT             UNPAID            MADE BY
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------


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----------------------------------------------------------------------------------------------------------------


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================================================================================================================

                                                                      Exhibit AA
                                                                      ----------
                                                                         Part II


                  SECURITY AGREEMENT dated December 30, 1999 made by FIND/SVP, INC. (the "Pledgor") in favor of THE CHASE MANHATTAN BANK (the "Secured Party").

                              W I T N E S S E T H:

                  WHEREAS the Pledgor is the maker of a Senior Grid Promissory Note of even date herewith (as it may be amended, restated, supplemented or otherwise modified from time to time, the "Note"), payable to the order of the Secured Party; and

                  WHEREAS in order to secure the obligations of the Pledgor, including its obligations under the Note and this Security Agreement, the Secured Party has requested and the Pledgor has agreed to execute and deliver this Security Agreement.

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Pledgor hereby agrees with the Secured Party as follows:

                  1. SECURITY INTEREST. As security for the Obligations (as hereinafter defined), the Pledgor pledges and assigns to the Secured Party, and grants to the Secured Party a continuing security interest in, all of the Pledgor's right, title and interest (whether now existing or hereafter created or acquired by the Pledgor) in: (a) its accounts receivable and other personal property that constitutes accounts as such term is defined in the Uniform Commercial Code of the State of New York (the "Uniform Commercial Code") (collectively, "Accounts"); (b) its inventory, including goods, merchandise, raw materials, goods in process, finished goods and other tangible personal property that constitutes inventory as such term is defined in the Uniform Commercial Code (collectively, "Inventory"); (c) its equipment, including all substitutes, replacements, accessions and additions thereto, all tools, parts, accessories and attachments used in connection therewith and all other tangible personal property that constitutes equipment as such term is defined in the Uniform Commercial Code) (collectively, "Equipment"); (d) its other tangible personal property that constitutes goods as such term is defined in the Uniform Commercial Code; (e) its intellectual property, goodwill, trademarks, trade names, servicemarks, copyrights, permits and licenses; (f) all contracts, contract rights, bills, notes, drafts, acceptances, instruments, documents, chattel paper, choses in action and all other intangible personal property that constitutes general intangibles as such term is defined in the Uniform Commercial Code; (g) all securities, securities entitlements and investment property; (h) all books and records (including but not limited to computer programs and tapes and related software) relating to any of the foregoing; and
(h) all cash and noncash proceeds and products of any of the foregoing (all of the foregoing is collectively called the "Collateral").

                  2. OBLIGATIONS SECURED. The security interest granted by this Agreement is to secure the payment and performance of any and all of the Pledgor's obligations to the Secured Party of every kind, nature and description, whether for principal, interest, fees or other amounts, whether direct or indirect, secured or unsecured, joint and several absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument and whether or not evidenced by any agreement or instrument, and all obligations to perform acts or refrain from taking any action (all of the foregoing collectively, the "Obligations").

                  3. UNCONDITIONAL GRANT OF SECURITY INTEREST. (a) The Pledgor agrees that this Agreement shall be binding upon the Pledgor and that the grant of the security interest in the Collateral shall be irrevocable and unconditional, irrespective of the validity, legality or enforceability of the Obligations, the absence of any action to enforce the same, any waiver or consent by the Secured Party with respect to any provisions thereof, or any action to enforce the same or any other similar circumstances. The Pledgor's obligations and liabilities hereunder shall not be conditioned or contingent upon the Secured Party's pursuit at any time of any right or remedy against any other person or entity that may be or become liable in respect of all or any part of the Obligations or against any collateral security or guaranty therefor or right of offset with respect thereto. The Pledgor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of the Pledgor's merger or bankruptcy, protest or notice with respect to any notes evidencing the Obligations and all demands whatsoever. This Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Pledgor until the Obligations have been indefeasible paid in full, notwithstanding that from time to time there may be no Obligations outstanding.

                            (b) The  Pledgor  agrees that  without  notice to or
further assent by the Pledgor, its liability or the liability of any other party for or upon any of the Obligations may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised or released by the Secured Party as the Secured Party may deem advisable, and that any other collateral or liens for any of the Obligations may, from time to time, in whole or in part, be exchanged, sold or surrendered by the Secured Party, as the Secured Party may deem advisable, all without impairing, abridging, affecting or diminishing this Agreement or the Secured Party's rights hereunder or with respect to the Collateral.

                  4. REPRESENTATIONS, COVENANTS AND WARRANTIES. The Pledgor hereby makes the following representations, covenants and warranties, which shall be deemed to be repeated and confirmed upon the creation or acquisition by the Pledgor of each item of Collateral and upon the creation of any Obligation:

                            (a) The Pledgor is a  corporation,  duly  organized,
validly existing and in good standing under the laws of the jurisdiction indicated beneath the Pledgor's signature line of this Agreement, has the requisite corporate power to own its properties and to carry on its business as now being conducted, is qualified to engage in business and is in good standing in each other jurisdiction in which the character of its properties or the transaction of its business make such qualification necessary, and has the requisite corporate power to execute, deliver and perform this Agreement.

                            (b) The execution,  delivery and performance of this
Agreement and the granting of the security interest in the Collateral (i) has been duly authorized by all requisite corporate action of the Pledgor; (ii) will not: (A) violate any provision of law, any order of any court, tribunal or agency of government or its certificate of incorporation, bylaws or other charter documents; (B) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, license, sublicense, agreement or other instrument to which the Pledgor is a party or by which it or any of its properties are bound; (C) violate any governmental or agency rule or regulation (including, but not limited to, Regulations U and X of the Board of Governors of the Federal Reserve System); or (D) result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of the Collateral, except for the security interest created by this Agreement; and (iii) do not require any filing or registration with, any permit, license, consent or approval of, or any exemption by, any governmental or regulatory authority, except filings of Uniform Commercial Code financing statements in the public offices listed on Exhibit A hereto.

                            (c)  This  Agreement  has  been  duly  executed  and
delivered by the Pledgor and is its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting the enforceability of rights of creditors generally and to general equitable principles that may limit the right to obtain equitable remedies. This Agreement creates in the Secured Party's favor a valid and, upon the filing of the appropriate Uniform Commercial Code financing statements in the public offices listed on Exhibit A hereto, perfected lien on and security interest in the Collateral, enforceable against the Pledgor and all third parties and superior in right to all other security interests, liens, encumbrances or charges, existing or future. Upon such filings or recordings, no filing or recording of any other financing statements or other instruments and no recording, filing or indexing of this Agreement is necessary in order to preserve and protect the Secured Party's security interest in the Collateral as a legal, valid and enforceable perfected security interest in the Collateral, except filing of appropriate continuation statements with respect to Uniform Commercial Code financing statements.

                            (d) On the date  hereof  and at any time  during the
term of this Agreement during which a security interest in the Secured Party's favor in the Collateral exists, no financing statement (or similar statement or instrument of registration under the laws of any jurisdiction) is or will be on file or registered in any public office covering any interest of any kind with respect to the Collateral, or intended so to be, other than those relating to the security interest created by this Agreement and those permitted under the Note, and the Pledgor will be the lawful owner of the Collateral and will have good right to grant the Secured Party a security interest therein. The Pledgor will perform all acts and deeds possible to assure that all documents and agreements held by the Pledgor with respect to the Collateral will be true and correct and in all respects what they purport to be; all signatures and endorsements that appear thereon will be genuine and such signatories and endorsers will have the full capacity to contract; none of the transactions underlying or giving rise to the Collateral nor any operation or use of any of the Collateral will violate any applicable state or federal law or regulation; and all documents relating to the Collateral will be legally sufficient under such laws and regulations and will be legally enforceable in accordance with their terms. None of the Collateral is or will be affixed to real estate unless the Pledgor has furnished to the Secured Party such consents, waivers or disclaimers as are necessary to make the Secured Party's security interest in such of the Collateral valid against persons or entities holding an interest in such real estate. The Pledgor will defend the Collateral against all claims and demands of all other parties claiming the same or an interest therein, and none of the Collateral will be: (i) sold, assigned or transferred to any person or entity other than the Secured Party except, with respect to Inventory, in the ordinary course of the Pledgor's business or (ii) in any way pledged, mortgaged or otherwise encumbered except to the Secured Party.

                            (e)(i) The Pledgor  will  perform all acts and deeds
possible to assure that each of its Accounts: (A) is on the date hereof and will be at all times during the term of this Agreement a good and valid Account representing an undisputed bona fide indebtedness incurred by the account debtor named therein for goods theretofore sold by the Pledgor to, or services theretofore performed by the Pledgor for, such account debtor; (B) will not be subject to any defense, offset, counterclaim, holdback, discount or allowance;
(C) will not have been made with an account debtor under an agreement pursuant to which any reduction or discount may be claimed; and (D) will be an Account of which the Pledgor is the lawful owner and have the right to subject the same to the Secured Party's security interest and (ii) no action has been or will be taken by the Pledgor which has or will have the effect of giving to an account debtor any defense, setoff, claim or counterclaim against the Pledgor that may be asserted against the Secured Party, whether in any proceeding to enforce the Collateral or otherwise. No Account will have been or hereafter will be sold, assigned or transferred to any person or entity other than the Secured Party or in any way encumbered except to the Secured Party.

                            (f) To the  best of the  Pledgor's  knowledge,  each
account debtor or guarantor or endorser of an Account or other party obligated under an Account that at any time is or becomes subject to a security interest in favor of the Secured Party is and will continue to be solvent and fully able to pay and perform in full when due all Accounts under which such person or entity is obligated, and the Pledgor will take all steps necessary to preserve the liability of each account debtor, guarantor, endorser, obligor or secondary party whose obligations are part of the Collateral.

                            (g)  The  Pledgor  will  perform  all of the  terms,
covenants and conditions on its part to be observed or performed under the contracts giving rise to its Accounts and take all steps necessary to keep such contracts in full force and effect. Without the Secured Party's prior consent, the Pledgor will not compromise, adjust, amend, modify or alter any of the terms, covenants or conditions of any of its Accounts (or extend the time for payment thereof) or grant any additional discounts, allowances or credits thereon.

                            (h) The  Pledgor  will  promptly  notify the Secured
Party if any Account becomes evidenced by an instrument, and, upon the Secured Party's request, promptly deliver said instrument to the Secured Party, appropriately endorsed in the Secured Party's favor to be held as Collateral hereunder.

                            (i) The Pledgor will furnish to the Secured Party at
such times as the Secured Party may request statements, in form and substance satisfactory to the Secured Party, of all of its Accounts, itemized by account debtor, and of the location and aggregate value at each such location of all the Pledgor's Inventory and a statement showing opening Inventory, Inventory acquired, Inventory sold and held for future delivery, Inventory returned or repossessed, Inventory used or consumed in the Pledgor's business and closing Inventory, each such statement to be certified by the Pledgor's chief financial officer, and, promptly from time to time, such other information as the Secured Party may reasonably request regarding the Collateral and the Pledgor's operations, business, affairs and financial condition.

                            (j) There is no litigation  pending or threatened in
any court or jurisdiction, the outcome of which would affect the Pledgor's interest in the Collateral in a materially adverse manner.

                            (k) There are no setoffs,  counterclaims or defenses
with respect to the Collateral and no agreement has been made with any other person or party under which any deduction or discount may be claimed with respect to the Collateral.

                            (l) The information, exhibits, reports and financial
statements furnished by the Pledgor in connection with the Note or this Agreement are true and correct in all respects and do not contain any omission or misstatement of fact which would make the statements contained therein false, misleading or incomplete in any respect.

                            (m)  The  Pledgor   will,   promptly  upon  learning
thereof, report to the Secured Party: (i) any material, adverse change in the information contained herein relating to the Pledgor, its business or the Collateral; (ii) the details of any material, adverse claim or litigation affecting the Pledgor or the Collateral; (iii) any material loss of or damage to the Collateral or any other matters affecting the value, enforceability or collectibility of any of the Collateral; and (iv) any reclamation, return or repossession of any material portion of the Collateral, all material delays in performance, notices of default, claims made or disputes asserted by any account debtor or other obligor and any other matters materially, adversely affecting the value, enforceability or collectibility of any of the Collateral.

                            (n)  The  Pledgor  will  conduct  and  carry  on its
business in a manner consistent with the manner in which it is conducted on the date hereof so as to protect and preserve the Collateral and maintain, in accordance with generally accepted accounting principles, consistently applied, accurate books and records pertaining to the Collateral and, if so requested by the Secured Party, the Pledgor will mark each of its ledger cards, books of account and other records relating to the Collateral with appropriate notations, satisfactory to the Secured Party, disclosing that such Collateral has been assigned and/or transferred to the Secured Party and that the Pledgor has granted to the Secured Party a security interest therein.

                            (o) All  Inventory  or  Equipment  now  owned by the
Pledgor is kept at the locations indicated on Exhibit B hereto. The location of its principal office and chief executive office and the location where the originals of its records pertaining to its Accounts are kept are at the addresses indicated on Exhibit B hereto. The Pledgor will not change the location of any of its Inventory or Equipment or of its principal office or chief executive office or the location of the office where the records of its Accounts are kept unless 20 days' prior written notice of such change is given to the Secured Party. The Pledgor's name set forth above its signature hereto is its correct legal name, and the Pledgor has not within the past five years had any other legal name, nor has the Pledgor done within such five years nor is the Pledgor now doing business under any other name, except as set forth on Exhibit B to this Agreement. The Pledgor will not change its legal name, use any other name nor change the form of its organization without giving the Secured Party 20 days' prior written notice thereof. The Pledgor's correct United States tax identification number is set forth below its signature hereto.

                            (p) The  Pledgor  will do or  cause  to be done  all
recordings, filings and giving of public notice under any applicable law or ordinance necessary to comply fully with such law or ordinance, including any notices to the United States government under the Federal Assignment of Claims Act, and the Pledgor will from time to time do whatever the Secured Party may request by way of obtaining, executing, delivering and/or filing financing statements, landlord's or mortgagee's lien waivers and other notices of any kind, and amendments and renewals thereto, and will take any and all steps and will observe such formalities as the Secured Party may request, all in order to create and maintain the Secured Party's valid security interest in any and all of the Collateral. The Pledgor will pay all costs for searches and filings in connection therewith. The Pledgor agrees to execute such financing statements, security agreements or other instruments with respect to any of the Collateral as the Secured Party may request and authorizes the Secured Party to execute and file at any time such financing statements without the Pledgor's signature and, if upon request the Pledgor fails to do so, to execute such security agreements or other instruments on its behalf. The Secured Party may file a photocopy or other reproduction of this Agreement as a financing statement.

                            (q)  The  Pledgor  will  deliver,  or  cause  to  be
delivered, to the Secured Party from time to time promptly upon the Secured Party's request: (i) any documents of title, instruments and chattel paper (and the Secured Party has been granted a direct security interest in all of the Pledgor's chattel paper) constituting, representing or relating to the Collateral; (ii) all books of account, records, ledgers, reports, correspondence, schedules, documents, statements, lists and the writings relating to the Collateral for the purpose of inspecting, auditing or copying the same; PROVIDED that the Pledgor shall be permitted to make copies thereof before delivering such items to the Secured Party; (iii) all financial statements prepared by or for the Pledgor regarding its business; (iv) copies of all policies and certificates of insurance relating to the Collateral; and (v) such information concerning the Collateral or the Pledgor or any affiliate of the Pledgor as the Secured Party may reasonably request.

                            (r) The  Pledgor  will at its own  expense  maintain
insurance with insurance companies reasonably satisfactory to the Secured Party on such of its assets, in such amounts and against such risks as is customarily maintained by similar businesses, provided that, with respect to insurance regarding the Collateral, all such insurance policies shall contain loss payable clauses satisfactory to the Secured Party, naming the Secured Party as a loss payee.

                            (s)  The  Pledgor  will  take  adequate  care of the
Collateral and pay all costs necessary to preserve the Collateral, including (but not limited to) all taxes, rates, levies, assessments and other charges of every nature that may be lawfully levied, assessed or imposed against or in respect of the Pledgor or the Collateral as and when they become due and payable.

                            (t)  The  Pledgor   will  give  the  Secured   Party
immediate notice of (i) any default under this Agreement or (ii) any action or proceeding to which the Pledgor is a party, or affecting the Pledgor an adverse determination of which would affect the Pledgor or the Collateral in a materially adverse manner.

                  5. CUSTODY, INSPECTION, COLLATERAL AND HANDLING OF COLLATERAL AND RECORDS. (a) Subject to compliance with the covenants contained herein, the Pledgor may, until the occurrence of a default by the Pledgor hereunder, possess, operate, collect, use and enjoy and deal with the Collateral in the ordinary course of its business in any manner not inconsistent with the provisions hereof; provided always that the Secured Party shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner the Secured Party may consider appropriate and the Pledgor agrees to furnish all assistance and information and to perform all such acts as the Secured Party may reasonably request in connection therewith and for such purpose to grant to the Secured Party or its agents access to all places where the Collateral may be located and to all premises occupied by the Pledgor's business. The Secured Party shall be privileged at any time and from time to time after the occurrence of a default hereunder to hire and maintain on any of the Pledgor's premises a custodian or independent contractor selected by the Secured Party who shall have full authority to do all acts necessary to protect the Secured Party's interests and to report to the Secured Party thereon. The Pledgor agrees to cooperate with any such person and to do whatever the Secured Party may reasonably request by way of leasing warehouses or otherwise preserving the Collateral. All expenses incurred by the Secured Party by reason of the employment of any such person shall be charged to the Pledgor's account, shall be part of the Obligations and shall be secured by the Collateral.

                            (b)  If  the   Collateral   at  any  time   includes
securities, the Pledgor authorizes the Secured Party to transfer the same or any part thereof into the Secured Party's own name or that of its nominee(s) so that it or its nominee(s) may appear of record as the sole owner thereof; provided that, until the occurrence of a default by the Pledgor hereunder, the Secured Party shall deliver promptly to the Pledgor all notices or other communications received by the Secured Party or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to the Pledgor or its order a proxy vote and take all action with respect to such securities. After a default by the Pledgor hereunder, the Pledgor waives all rights to receive any notices or communications received by the Secured Party or its nominee(s) as such registered owner and agrees that no proxy issued by the Secured Party to the Pledgor or its order as aforesaid shall thereafter be effective.

                            (c) Until the occurrence of a default by the Pledgor
under this Agreement, the Pledgor reserves the right to receive any moneys constituting income from or interest on the Collateral, and if the Secured Party receives any such moneys before a default by the Pledgor under this Agreement and until the Obligations have been satisfied in full, the Secured Party shall either credit such moneys to the Pledgor's account or promptly pay them to the Pledgor. After a default by the Pledgor under this Agreement, the Pledgor will not request or receive any moneys constituting income from or interest on the Collateral, and if the Pledgor receives any such moneys without any request by the Secured Party, the Pledgor will pay them promptly to the Secured Party.

                            (d)  Whether or not a default  under this  Agreement
has occurred, the Pledgor authorizes the Secured Party: (i) to receive any increase in or profits on the Collateral (other than money) and to hold them as part of the Collateral (money so received shall be treated as income for the purposes of paragraph (c) of this Section 5 and dealt with accordingly); and
(ii) to receive any payment or distribution upon redemption or retirement or upon dissolution and liquidation of the account debtor of any of the Collateral, to surrender such Collateral in exchange for such payment or distribution and to hold any such payment or distribution as part of the Collateral. If the Pledgor receives any such increase or profits (other than money) or payments or distributions, the Pledgor will deliver them promptly to the Secured Party to be held by the Secured Party as provided in this Agreement.

                            (e) The  Pledgor  will,  promptly  upon the  Secured
Party's request, at any time or from time to time, and the Secured Party may in its sole discretion upon a default by the Pledgor under this Agreement, notify the Pledgor's account debtors that payment of all Accounts shall be made to the Pledgor at such address or addresses as the Secured Party may from time to time specify. Upon such notification, the Secured Party shall have the right to receive, or its agents or independent contractors shall have the right to receive on its behalf, the proceeds of, and all documents, instruments or papers in connection with, the Pledgor's Accounts at such address or addresses and to receive, endorse, assign or deliver in the Secured Party's name or the Pledgor's name any and all checks, drafts and other instruments for the payment of money relating to the Pledgor's Accounts, and the Pledgor waives notice of presentment, protest and nonpayment of any instrument so endorsed. The Pledgor acknowledges that any payments on, or other proceeds of, the Collateral received by the Pledgor from account debtors, whether before or after notification to account debtors of the security interest granted by this Agreement and whether before or after the occurrence of a default under this Agreement, shall be received and held by the Pledgor in trust for the Secured Party and shall be turned over to the Secured Party upon its request to be subject to the provisions of this Agreement. Proceeds of Accounts so received by the Secured Party or on its behalf shall be credited, subject to collection, to the Pledgor's account with the Secured Party or as otherwise determined by the Secured Party, subject to the Secured Party's right to withhold credit pending the final collection and settlement of any item and its further right to apply all or part of such proceeds to the then outstanding Obligations. The Pledgor constitutes the Secured Party or its designee as the Pledgor's attorney-in-fact with power: to endorse the Pledgor's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into the Secured

Party's possession; to sign the Pledgor's name on any invoice or bill of lading relating to the Pledgor's Accounts, drafts against account debtors, assignments and verifications of the Pledgor's Accounts and notices to account debtors; to send verifications of Accounts to any of the Pledgor's account debtors; to notify the postal authorities to change the address for delivery of mail addressed to the Pledgor to such address as the Secured Party may designate; and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or law. This power being coupled with an interest is irrevocable as long as any Obligation remains unpaid or unperformed.

                            (f) After the occurrence of a default hereunder, the
Secured Party may, without notice to or consent from the Pledgor, sue upon or otherwise collect, extend the time of payment of or compromise or settle for cash, credit or otherwise upon any terms any of the Pledgor's Accounts or any securities, instruments or insurance applicable thereto and/or release the obligor thereon. The Secured Party is authorized and empowered in its sole discretion to accept the return of the goods represented by any of the Pledgor's Accounts without notice to or consent by the Pledgor, all without discharging or in any way affecting the Pledgor's liability under this Agreement.

                  6. DEFAULT. If any default in the payment or performance of any of the Obligations occurs and is continuing, if any representation, warranty, report or certificate made in this Agreement, the Note or otherwise furnished in writing by the Pledgor to the Secured Party in connection with this Agreement or the Note proves to have been false or misleading in any material respect when made or deemed made, if the Pledgor defaults in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Agreement or the Note or if the Pledgor becomes involved as the debtor in any bankruptcy or insolvency proceedings, then the Pledgor will be in default under this Agreement.

                  7. RIGHTS AND REMEDIES UPON DEFAULT. (a) Upon the Pledgor's default under this Agreement, and at any time thereafter, the Secured Party may, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, declare any or all of the Obligations to be immediately due and payable.

                            (b) Upon the  Pledgor's  default,  the Secured Party
shall also have the right, without notice to or assent by the Pledgor, and without affecting the Obligations, in the Pledgor's name or in the Secured Party's name or otherwise, to: (i) ask for, demand, collect, receive, compound and give acquittance for the Accounts or any part thereof; (ii) extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any of the Accounts; (iii) endorse the Pledgor's name on any checks, drafts or other orders or instruments for the payment of moneys payable to the Pledgor issued in respect of any Accounts or other Collateral;
(iv) file any claims and commence, maintain or discontinue any actions, suits, or other proceedings deemed by the Secured Party to be necessary or advisable for the purpose of collecting or enforcing payment of any Accounts; (v) execute any instrument and do any and all other things necessary and proper to protect and preserve and realize upon the Accounts or other Collateral and the other rights contemplated by this Agreement; (vi) notify any or all account debtors under any or all of the Accounts to make payment thereof directly to the Secured Party for the Pledgor's account and to require the Pledgor promptly to give similar notice to the account debtors; and/or (vii) require the Pledgor promptly to account for and transmit to the Secured Party in the same form as received all proceeds (other than physical property) of collection of Accounts received by the Pledgor and, until so transmitted to the Secured Party, to hold such proceeds in trust for the Secured Party and not commingle them with any other of the Pledgor's funds.

                            (c) Upon the  Pledgor's  default,  the Secured Party
shall also have the right, without notice to or assent by the Secured Party (except as provided in clause (i) of this paragraph (c)), and without affecting the Obligations, in the Pledgor's name or in the Secured Party's name or otherwise, to: (i) upon notice to such effect, require the Pledgor to deliver, at its expense, any or all of the Collateral and all books of account, records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral to the Secured Party at a place designated by the Secured Party (and after delivery thereof the Pledgor will have no further claim to or interest in such Collateral); (ii) take possession of any or all of the Collateral and all books of account, records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral and, for that purpose, to enter, with the aid and assistance of any person or entity, any premises where the Collateral or any part thereof is or may be placed or assembled, and to remove any of such Collateral and documents; (iii) execute any instrument and do all other things necessary and proper to protect and preserve and realize upon the Collateral and the other rights contemplated by this Agreement; and/or (iv) without obligation to resort to other security, at any time and from time to time, sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Secured Party may determine, with the amounts realized from any such sale to be applied in the manner provided in Section 9.

                            (d) In addition to any rights and remedies contained
in this Agreement or now or hereafter granted under applicable law and not by way of limitation of any such rights and remedies, the Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction. The Secured Party may take legal proceedings for the appointment of a receiver or receivers (to which the Secured Party shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the power of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement.

                            (e) The  Pledgor  agrees  that all of the  foregoing
rights and actions specified in paragraphs (a), (b), (c) and (d) of this Section 7 may be executed or effected without demand, advertisement or notice (except as required by law or by clause (i) of paragraph (c) of this Section 7), all of which (to the extent permitted by law) are hereby expressly waived. The Secured Party shall not be obligated to do any of the acts authorized in this Agreement, but if the Secured Party elects to do any such act, the Secured Party will not be responsible to the Pledgor except for the Secured Party's own gross negligence or willful misconduct.

                            (f) The  Secured  Party  shall have the right in its
sole discretion to determine which rights, security, liens, guarantees, security interests or remedies the Secured Party will retain, pursue, release, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any other of them or any of its rights under this Agreement. Any of the Pledgor's moneys, deposits, balances or other property that may come into the Secured Party's possession at any time or in any manner may in its sole discretion be retained by the Secured Party and applied to any of the Obligations. Notwithstanding any other rights the Secured Party may have under applicable law and under this Agreement, the Pledgor agrees that, should it at any time be in default under this Agreement, the Secured Party shall have the right to apply (including, but not limited to, by way of setoff) any of the Pledgor's property held by the Secured Party or any of its affiliates (including, but not limited to, deposit account balances) to a reduction of the Obligations. The Secured Party shall be deemed to have exercised such right of setoff immediately at the time of making its decision to do so even though any charge for such setoff is made or entered on the Secured Party's records subsequent to such time.

                  8. SALE OF COLLATERAL. Upon any sale of any of the Collateral, whether made under the power of sale given by this Agreement or under judgment, order or decree in any judicial proceeding for foreclosure or involving the enforcement of this Agreement: (a) the Secured Party may bid for the property being sold and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability and may, in paying the purchase price for such property, deliver any notes evidencing the Obligations or claims for interest thereon in lieu of cash in payment of the amount equal to the unpaid amount of such notes or claims; (b) the Secured Party may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold; (c) the Secured Party is irrevocably appointed the Pledgor's true and lawful attorney-in-fact in the Pledgor's name and stead to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold and for such other purposes as are necessary or desirable to effectuate the provisions of this Agreement, and for that purpose the Secured Party may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more persons or entities with like power, and the Pledgor ratifies and confirms all that the Pledgor's said attorney, or such substitute or substitutes, shall lawfully do by virtue of this appointment, but if so requested by the Secured Party or by any purchaser the Pledgor will ratify and confirm any such sale or transfer by executing and delivering to the Secured Party or to such purchaser all such deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request;
(d) all of the Pledgor's right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, in and to the property so sold shall be divested, such sale shall be a perpetual bar both at law and in equity against the Pledgor, its successors and assigns and against any and all persons or entities claiming or who may claim the property sold or any part thereof from, through or under the Pledgor or its successors or assigns; (e) the Pledgor will terminate and cease forthwith all use of the property so sold; (f) the Secured Party's receipt or a receipt of the officer making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for the purchase money, and such purchaser or purchasers, and such purchaser's or purchasers' assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt, be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof; and (g) to the extent that the Pledgor may lawfully do so, the Pledgor agrees that it will not at any time insist upon or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, that may delay, prevent or otherwise affect the performance or enforcement of this Agreement or the Obligations, and the Pledgor expressly waives all benefit or advantage of any such law and agrees that the Pledgor will not hinder, delay or impede the execution of any power granted or delegated to the Secured Party in this Agreement, but will suffer and permit the execution of every such power as though no such law were in force. In the event of any sale of Collateral, the Secured Party shall, at least ten days before such sale, give the Pledgor written notice of the Secured Party's intention to sell.

                  9. APPLICATION OF MONEYS. Except as otherwise provided in this Agreement, all moneys the Secured Party receives in accordance with the provisions of this Agreement shall be applied in the following manner: FIRST, to the payment of all costs and expenses incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement or the Note and the realization on the Collateral (including, but not limited to, the reasonable fees and disbursements of the Secured Party's counsel and agents); and SECOND, to the payment of all other Obligations in such order as the Secured Party may choose. Any surplus shall be accounted for as required by law.

                  10. WAIVERS, AMENDMENTS, REQUIRED NOTICES. The Pledgor waives notice of acceptance of this Agreement, notice of nonpayment, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of Collateral received or delivered or any other action taken in reliance on this Agreement and all other demands and notices of any description, except such as are expressly provided for in this Agreement or which by applicable law may not be waived on the date of this Agreement. No failure on the Secured Party's part to exercise, and no delay in exercising, any right, power or remedy under this Agreement shall operate as a waiver thereof or of any default by the Pledgor under this Agreement, nor shall any single or partial exercise by the Secured Party of any right, power or remedy under this Agreement preclude any other or future exercise thereof or the exercise of any other right, power or remedy. No amendment or modification of this Agreement nor any waiver of any provision of this Agreement or consent to any departure by the Pledgor therefrom shall be effective unless it is in writing and signed by the Secured Party and then any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Pledgor shall, of itself, entitle the Pledgor to any other or further notice or demand in similar or other circumstances. Except as otherwise provided in this Agreement, if notice, whether before or after any default by the Pledgor under this Agreement has occurred, is required by law to be given by the Secured Party to the Pledgor, the Pledgor agrees that five days' notice given in the manner provided in Section 12 will be reasonable notice.

                  11. CUMULATIVE RIGHTS AND REMEDIES. This Agreement and the security interest granted by this Agreement are in addition to and not in substitution for any other security interest now or hereafter held by the Secured Party, and this Agreement is, and is intended to be, a continuing agreement and shall not operate as a merger of any contract debt or suspend the fulfillment of or affect the Secured Party's rights, remedies or powers in respect of any obligation or other security held by the Secured Party for the fulfillment thereof. The remedies provided in this Agreement are cumulative and are not exclusive of any remedy provided by law.

                  12. NOTICES. Any notice given under this Agreement shall be given in writing (including teletransmissions) and mailed, teletransmitted or delivered by the party giving such notice to the other party at the address or telefax number, if to the Secured Party, indicated beneath its signature line of this Agreement or, if to the Pledgor, indicated beneath its signature line of this Agreement or, as to each such party, at such other address or telefax number as may be designated by such party by notice complying with the terms of this Section 12. All notices under this Agreement shall be deemed given when deposited in the mails or delivered or teletransmitted, addressed as provided in this Section 12.

                  13. COSTS AND EXPENSES.  The Pledgor  agrees to pay,  promptly after demand, whether or not any default by the Pledgor under this Agreement has occurred and whether or not any proceeding to enforce this Agreement or the Obligations has been commenced, all of the Secured Party's reasonable costs and expenses, including (but not limited to) all reasonable fees and disbursements of the Secured Party's legal counsel, incurred in connection with the enforcement of this Agreement, the security interest granted by this Agreement, the receipt of proceeds of Collateral under this Agreement, the care and preservation of the Collateral or the preparation of any requested amendments to this Agreement, modifications of this Agreement or waivers or consents in connection with this Agreement. Any such expenses so incurred by the Secured Party shall be specified to the Pledgor, shall be part of the Obligations and shall be secured by the Collateral.

                  If any tax, assessment, charge or claim is claimed or made with respect to the Collateral that in the Secured Party's opinion may possibly create a valid obligation having priority over the security interest granted to the Secured Party by this Agreement, the Secured Party may, in its sole discretion and without notice, pay such taxes, assessments, charges or claims, and the amount thereof shall be specified to the Pledgor, shall be part of the Obligations and shall be secured by the Collateral.

                  Upon the Pledgor's failure to perform any of its duties under this Agreement, the Secured Party may, but shall not be obligated to, perform any or all of such duties, and the Pledgor will pay to the Secured Party on written demand an amount equal to the cash or out-of-pocket expense incurred by the Secured Party in so doing plus interest thereon from the date such expense is incurred until it is paid at a rate per annum equal to the highest rate of interest payable by the Pledgor from time to time on the Obligations.

                  14. SUCCESSORS AND ASSIGNS, GOVERNING LAW, SURVIVAL AND SEVERABILITY. This Agreement, shall inure to the benefit of and shall be binding upon each of the parties and respective successors and assigns; PROVIDED, HOWEVER, the Pledgor shall not assign its rights or obligations hereunder or any interest herein and any assignment in violation hereof shall be void. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. All covenants, agreements, representations and warranties made by the Pledgor in this Agreement shall survive the execution and delivery of this Agreement and shall continue in full force and effect so long as any Obligation remains unpaid or unperformed. If any part of this Agreement is contrary to, prohibited by or deemed invalid under applicable law or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder of this Agreement shall not be invalidated and shall be given full force and effect so far as possible, and any such prohibition or invalidity in any jurisdiction shall not invalidate such provision or render it unenforceable in any other jurisdiction.

                  15. NO ASSUMPTIONS OF DUTIES; LIMITATION ON LIABILITIES. (a) Nothing in this Agreement shall be construed to constitute the Secured Party as the Pledgor's agent for any purpose whatsoever. The Secured Party does not, by this Agreement or any assignment or otherwise, assume any of the Pledgor's obligations under any Collateral, or any contract or agreement relating to any Collateral, and the Secured Party shall not be responsible in any way for performance of any of the terms and conditions thereof.

                            (b)  Neither  the  Secured  Party  nor  any  of  its
directors, officers, agents or employees shall be liable to any person or entity for any action taken or omitted by it or any of its directors, officers, agents or employees under this Agreement or with respect to any transaction contemplated by this Agreement, except for the Secured Party's or such director's, officer's, agent's or employee's own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Secured Party shall not be responsible or liable for any damage, loss or destruction of any part of the Collateral, wherever it may be located and regardless of the cause thereof, unless due to its own gross negligence or willful misconduct. The Secured Party shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Collateral or any instrument received in payment thereof or for any damage resulting therefrom. The Pledgor assumes all responsibility and liability arising from the use of the Collateral and will pay, and indemnify and holds the Secured Party harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to its right, title and interest in, to and under the Collateral.

                  16. AMENDMENTS, MODIFICATIONS AND WAIVERS WITH RESPECT TO OBLIGATIONS. The Pledgor hereby consents that, without the necessity of any reservation of rights against it and without notice to or further assent by it, the liability of any other person or entity on or for any part of the Obligations, or any collateral security or guaranty therefor or right of offset with respect thereto, may from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released and any other collateral security document or guaranty or document delivered in connection therewith to which the Pledgor is not a party may be amended, modified, supplemented, restated or terminated, in whole or in part, as the Secured Party may deem advisable from time to time, and any collateral security or guaranty or right of offset at any time held for payment of the Obligations may be sold, waived, surrendered or released, all without the necessity of any reservation of rights against the Pledgor and without notice to or further assent by the Pledgor, and the Pledgor will remain bound hereunder notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, restatement, termination, sale, exchange, waiver, surrender or release. The Pledgor waives any and all notice of or proof of reliance by the Secured Party on this Agreement, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the parties shall likewise be conclusively presumed to have been had or consummated in reliance on this Agreement. The Pledgor waives (to the fullest extent permitted by applicable law) diligence, presentment, protest, demand for payment and notice of default or nonpayment to with respect to the Obligations.

                  17. NO SUBROGATION. Notwithstanding any payment or payments made by the Pledgor hereunder, the receipt of any amounts by the Secured Party with respect to the Collateral or any setoff or application of the Pledgor's funds by the Secured Party, the Pledgor shall not be entitled to be subrogated to any of the Secured Party's rights against any collateral security or guaranty or right of offset held by the Secured Party for the payment of the Obligations, until this Agreement has terminated in accordance with Section 20 hereof.

                  18. HEADINGS; CONSTRUCTION. The headings used in this Agreement are for convenience only and are not to be considered a part of this Agreement and do not in any way limit or amplify the terms and provisions of this Agreement. When the context so requires, the singular number shall be read as if the plural were expressed and the provisions of this Agreement shall be read with all grammatical changes necessary dependent upon the person or entity referred to being a male, female, firm or corporation.

                  19. SUBMISSION TO JURISDICTION. The Pledgor expressly submits to the jurisdiction of all federal and state courts located in the County of New York, State of New York, and consents that any order, process or other paper may be served upon it within or without such court's jurisdiction by registered mail or by personal service at the address specified pursuant to Section 12 hereof, PROVIDED a reasonable time for appearance is allowed. The Pledgor irrevocably waives any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any such court and further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing contained in this Agreement shall affect the Secured Party's right to serve legal process in any other manner permitted by law or to bring any action or proceeding against the Pledgor or its property in the courts of other jurisdictions.

                  20.      DEFEASANCE.  Upon the  indefeasible  satisfaction in
full of the Obligations, this Agreement shall terminate and be of no further force and effect. Notwithstanding the preceding sentence, the indemnity agreement contained in Section 15(b) hereof shall survive the termination of this Agreement.

                  21. PRIOR UNDERSTANDINGS. This Agreement supersedes all prior understandings and agreements, whether written or oral, between the parties relating to the transactions provided for herein.

                  22. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts of this Agreement may be executed by facsimile transmission.

                  23. WAIVER OF JURY TRIAL. THE PLEDGOR AND, BY ITS ACCEPTANCE OF THIS AGREEMENT, THE SECURED PARTY EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THE PLEDGOR OR THE SECURED PARTY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                                     FIND/SVP, INC.


                                     By
                                        ----------------------------------------
                                          Name:
                                          Title:
                                          U.S. Tax ID No.:
                                                           ---------------------

                                          Jurisdiction of incorporation:
                                                                        --------

                                      Address for notices:

                                      625 Avenue of the Americas
                                      New York, New York  10011
                                      Attention:
                                      Telephone No.:
                                      Telefax No.:  (212) 255-7632

ACCEPTED:

THE CHASE MANHATTAN BANK


By
  --------------------------------
     Name:
     Title:

Address for notices:

1411 Broadway
New York, New York  10018
Attention:  Stephen Szanto
Telephone No.:  (212) 391-7691
Telefax No.:  (212) 391-7117

                                                                      EXHIBIT A
                                                                      ---------

V3

                               UCC FILING OFFICES
                               ------------------

                        1.       Secretary of State of New York
                        2.       Clerk of the County of New York

                                                                       EXHIBIT B


ADDRESS OF CHIEF EXECUTIVE OFFICE
AND PRINCIPAL OFFICE (INCLUDE COUNTY, IF APPLICABLE)
----------------------------------------------------







LOCATION OF RECORDS PERTAINING
TO ACCOUNTS (INCLUDE COUNTY, IF APPLICABLE)
-------------------------------------------





LOCATION(S) OF COLLATERAL (INCLUDE COUNTY, IF APPLICABLE)
---------------------------------------------------------






OTHER LEGAL NAME AND/OR TRADE NAMES
-----------------------------------

                                                                       EXHIBIT B
                                                                       ---------


                      SCHEDULE A TO UCC FINANCING STATEMENT
                      -------------------------------------


DEBTOR:                FIND/SVP, INC.
                       625 Avenue of the Americas
                       New York, New York  10011

SECURED PARTY:         THE CHASE MANHATTAN BANK
                       4 MetroTech Center
                       Brooklyn, New York  11245



                  This FINANCING STATEMENT covers the following types of items of property:

All of Debtor's right, title and interest (whether now existing or hereafter created or acquired) in:

                  (a) its accounts receivable and other personal property that constitutes accounts as such term is defined in the Uniform Commercial Code of the State of New York (the "UCC" );

                  (b)  its  inventory,   including   goods,   merchandise,   raw
materials, goods in process, finished goods and other tangible personal property that constitutes inventory as such term is defined in the UCC;

                  (c) its equipment, including all substitutes, replacements, accessions and additions thereto, all tools, parts, accessories and attachments used in connection therewith and all other tangible personal property that constitutes equipment as such term is defined in the UCC;

                 (d) its other tangible personal property that constitutes goods as such term is defined in the UCC;

                 (e) its intellectual property, goodwill, trademarks, trade names, service marks, copyrights, permits and licenses;

                  (f) all contracts, contract rights, bills, notes, drafts, acceptances, instruments, documents, chattel paper, chooses in action and all other intangible personal property that constitutes general intangibles as such term is defined in the UCC;

                 (g) all securities, securities entitlements and investment property;

                 (h) all books and records (including but not limited to computer programs and tapes and related software) relating to any of the foregoing; and

                 (i) all cash and noncash proceeds and products of any of the foregoing.

                                                                      EXHIBIT AA
                                                                      ----------
                                                                        Part III


                             SUBORDINATION AGREEMENT

     AGREEMENT dated December 30, 1999 among FIND/SVP, Inc., a New York corporation with an office located at 625 Avenue of the Americas, New York, New York 10011-2002 (the "Borrower"), SVP, S.A., a societe anonyme with an office located at 70 rue des Rosiers Saint-Ouen, Cedex, France, F-93585 (the "Subordinated Creditor") and THE CHASE MANHATTAN BANK, with an office located at 270 Park Avenue, New York, New York 10017 (the "Lender").

                                    RECITALS

     A.   The  Borrower,  together  with FIND/SVP  Published  Products,  Inc., a
Delaware corporation, and FIND/SVP Internet Services, Inc., a Delaware corporation (collectively, the "Subsidiaries"), is indebted to the Subordinated Creditor (i) in the original principal amount of up to $475,000 as evidenced by the Series A Senior Subordinated Note dated November 26, 1996 (the "Subordinated A Note") made by the Borrower and the Subsidiaries to the Subordinated Creditor;
(ii) the Stock Subscription Warrant dated November 26, 1996 (the "Subordinated A Warrant") from the Borrower to the Subordinated Creditor; (iii) in the original principal amount of $475,000 as evidenced by the Series B Senior Subordinated Note dated August 25, 1997 made by the Borrower and the Subsidiaries (the "Subordinated B Note"); and (iv) the Stock Subscription Warrant dated August 25, 1997 from the Borrower to the Subordinated Creditor (the "Subordinated B Warrant") (collectively, the "Subordinated Creditor's Debt") (the Subordinated A Note, the Subordinated B Note, the Subordinated A Warrant, the Subordinated B Warrant and all other documents executed in connection therewith are collectively referred to as the "Subordinated Creditor's Loan Documents").

     B. The Borrower is indebted to the Lender in the original principal amount of up to $1,000,000 (the "Lender Debt") as evidenced by the $1,000,000 Senior Grid Promissory Note dated December 30, 1999 from the Borrower to the Lender (the "Lender Note").

     C. As security for the payment of the Borrower's obligations to the Lender, pursuant to a Security Agreement dated December 30, 1999 (the "Security Agreement"), the Borrower granted a security interest in the Collateral (as therein defined) (the Security Agreement, the Lender Note and all other documents executed in connection therewith are collectively referred to as the "Lender's Loan Documents").

     D. In consideration of and as an inducement for the Lender to consent to the continued extension of the Subordinated Creditor's Debt, the Subordinated Creditor and the Borrower agree to the terms and conditions contained in this Agreement.

                                    AGREEMENT

     In consideration of the Recitals, which are incorporated by reference, the terms and conditions contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties, intending to be bound legally, agree as follows:

     1.   DEFINITIONS.

          (a) "Junior Debt" means all indebtedness, liabilities and obligations whatsoever, of every kind and description, whenever and however arising, absolute or contingent, due or to become due, from the Borrower to the Subordinated Creditor pursuant to the Subordinated Creditor's Debt.

          (b) "Senior Debt" means all indebtedness, liabilities and obligations whatsoever, of every kind and description, whenever and however arising, absolute or contingent, due or to become due, now existing or hereafter arising from, or in any way connected with, any direct or indirect indebtedness of the Borrower to the Lender, including, but not limited to, the Lender Debt, together with all costs, expenses and attorneys' fees incurred in any action to collect any indebtedness to the Lender including the Lender Debt or to enforce or foreclose any mortgage, security agreement or other agreement securing any indebtedness to the Lender including the Lender Debt.

     2. SUBORDINATION. The Subordinated Creditor and the Borrower agree that the Junior Debt is in all respects fully subordinated to the full and complete payment and satisfaction in full of the Senior Debt in the manner and to the extent set forth in Section 4 below and that, except as expressly permitted in
Section 4 below, no payments shall be made on the Junior Debt.

     3. WARRANTIES AND REPRESENTATION. The Borrower and the Subordinated Creditor each represent and warrant that:

          (a) The total aggregate principal amount of the Junior Debt as of the date hereof is $950,000;

          (b)  The Junior Debt is evidenced by the Subordinated Loan Documents;

          (c) The Subordinated Creditor has not assigned the Junior Debt or any interest therein; and

          (d) The Borrower and the Subsidiaries have not and will not grant, directly or indirectly, to the Subordinated Creditor any security for the repayment of the Junior Debt.

     4.   COVENANTS.

          (a) Except as restricted below, the Borrower may pay and the Subordinated Creditor may collect: (i) all regularly scheduled payments of interest under the Subordinated Creditor's Loan Documents; and (ii) (A) any non-accelerated prepayment or regularly scheduled payment of principal of the Junior Debt (a "Principal Payment") or (B) any payment under the Subordinated A Warrant or the Subordinated B Warrant (a "Warrant Payment"), provided such Principal Payment or Warrant Payment does not cause or is not a contributing factor in causing a default under any covenant contained in the Lender's Loan Documents or any other documents evidencing the Senior Debt (a "Covenant Default"). In the event that a Principal Payment or Warrant Payment causes or is a contributing factor in causing a Covenant Default, upon the receipt of a Notice of Non-Payment Default by the Lender to the Subordinated Creditor, such Principal Payment or Warrant Payment shall be held in trust for the benefit of the Lender and be immediately delivered to the Lender for application to the Senior Debt in accordance with
Section 5 below.

          (b) (i) In the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith relative to any of the Borrower, the Subsidiaries or their respective creditors or property and in the event of any proceedings for voluntary or involuntary liquidation, dissolution or other winding up of any of the Borrower or the Subsidiaries, whether or not involving insolvency or bankruptcy proceedings, then all Senior Debt shall first be paid in full, before the payment on account of principal or interest is made upon any Junior Debt.

               (ii) In any of the proceedings referred to in paragraph (b)(i) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations which may be payable or deliverable in respect of the Junior Debt shall be paid or delivered directly to the holders of the Senior Debt for application in payment thereof, unless and until all Senior Debt shall have been paid in full.

          (c) In the event (i) the Borrower shall fail to make when due any payment of principal, interest or any other sums on the Senior Debt, or (ii) the Lender shall have accelerated the Senior Debt (the events set forth in clauses
(i) and (ii) hereafter referred to as a "Payment Default"), then upon the occurrence of the sending of a written notice from the Lender to the Subordinated Creditor of such Payment Default (with no obligation to send written notice to any successor, assignee, transferee, investor or participant of the Junior Debt) (the "Notice of Payment Default"): (i) effective on the date of the Notice of Payment Default, no payment shall be made by the Borrower or any other co-maker or obligor of the Junior Debt to the Subordinated Creditor and the Subordinated Creditor shall not receive any payments until the Lender shall have been paid in full or until the Lender shall have sent written notice to the Subordinated Creditor indicating that the Lender and the Borrower have settled or resolved any outstanding disputes and/or defaults under the Lender's Loan Documents or any other documents evidencing the Senior Debt; and (ii) while such Payment Default is in effect, any payment received by the Subordinated Creditor shall be held in trust for the benefit of the Lender and be immediately delivered to the Lender for application to the Senior Debt in accordance with
Section 5 below.

          (d) In the event of any default (other than a Payment Default) by the Borrower of the Lender's Loan Documents or any other documents evidencing the Senior Debt giving the Lender the right to accelerate the Senior Debt (a "Non-Payment Default") and the Lender has not accelerated the Senior Debt, then upon the occurrence of the sending of a notice specifying the list of known Non-Payment Default(s) by the Lender to the Subordinated Creditor of such Non-Payment Default(s) (a "Notice of Non-Payment Default") (with no obligation to send written notice to any successor, assignee, transferee, investor or participant of the Junior Debt): (i) effective on the date of the Notice of Non-Payment Default, no payment shall be made by the Borrower or any other co-maker or obligor of the Junior Debt to the Subordinated Creditor and the Subordinated Creditor shall not receive any payments until the earlier of: (A) the date that the Lender shall have sent written notice to the Subordinated Creditor indicating that the Lender and the Borrower have settled or resolved any outstanding disputes and/or defaults under the Lender's Loan Documents or any other documents evidencing the Senior Debt; or
(B) the date one hundred eighty (180) days after the Notice of Non-Payment Default was sent by the Lender to the Subordinated Creditor (the "Payment Block Period"). Any payment received by the Subordinated Creditor during the Payment Block Period shall be held in trust for the benefit of the Lender and be immediately delivered to the Lender for application to the Senior Debt in accordance with Section 5 below. The Lender and the Subordinated Creditor agree that the Lender shall have the right to impose any number of Payment Block Periods pursuant to this Subsection (d) provided that: (i) the Subordinated Creditor shall not be blocked from receiving any payments under the Junior Debt in excess of one hundred eighty (180) days in any three hundred sixty-five (365) day period; and (ii) in the event any Payment Block Period was terminated pursuant to Clause (A) of the preceding sentence, then (x) any notice of default for the same covenant violation in a three hundred sixty-five (365) day period shall be given in good faith and not solely for the purpose of instituting a payment block against the Subordinated Creditor; and/or (y) the Lender will not institute a Payment Block Period for any Non-Payment Default which was known to the Lender prior to instituting any previous Payment Block Period during the preceding three hundred sixty-five (365) day period and not listed in a Notice of Non-Payment Default during such three hundred sixty-five (365) day period. The foregoing shall not prevent the Lender from accelerating any default by the Borrower or declaring a Payment Default pursuant to Subsection (c) above.

          (e) The Lender agrees that after it sends a Notice of Payment Default pursuant to Subsection (c) above the Lender shall diligently pursue collection of the Senior Debt. Nothing set forth herein shall prohibit or prevent the Lender from negotiating or settling any defaults or disputes with the Borrower under the Lender's Loan Documents or any other documents evidencing the Senior Debt.

          (f) After a period of one hundred eighty (180) days from the date of the Notice of Payment Default pursuant to Subsection (c) above, the Subordinated Creditor may commence any action or proceeding against the Borrower or any other co-maker or obligor under the Subordinated Creditor Loan Documents to demand or collect the Junior Debt. Notwithstanding the foregoing, any receipt of funds or any payment collected, garnished or otherwise received by the Subordinated Creditor shall be held in trust for the benefit of the Lender and be immediately delivered to the Lender for application to the Senior Debt in accordance with
Section 5 below.

          (g) The Subordinated Creditor agrees to send to the Lender a notice indicating its intention to declare a default and accelerate its rights under the Subordinated Creditor's Loan Documents prior to any acceleration of the Junior Debt.

          (h) Neither the Borrower nor the Subordinated Creditor shall take or permit any action prejudicial to or inconsistent with the Lender's priority position over the Subordinated Creditor that is created by this Agreement.

     5. TURNOVER OF PROHIBITED TRANSFER. If any payment on account of the Junior Debt is received by the Subordinated Creditor, such payment shall be delivered immediately by the Subordinated Creditor to the Lender for application to the Senior Debt, in the form received except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to the Lender. The Lender is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered, any such payment shall be held by the Subordinated Creditor in trust for the Lender and shall not be commingled with other funds or property of the Subordinated Creditor.

     6. WAIVERS. The Borrower and the Subordinated Creditor each waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by the Lender. To the fullest extent permitted by law, the Borrower and the Subordinated Creditor each further waive the following: (i) presentment, demand, protest, notice of protest, notice of default, notice of dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind by the Lender in connection with all instruments evidencing all or any portion of the Senior Debt or the Junior Debt to which the Lender or Subordinated Creditor may be a party; (ii) notice of the acceptance of this Agreement by the Lender; (iii) notice of any loans made, extensions granted or other action taken in reliance hereon by the Lender; and (iv) all other demands and notices in every kind by the Lender in connection with this Agreement, the Senior Debt or the Junior Debt. The Subordinated Creditor consents to, from time to time, in whole or in part, any release, renewal, modification, amendment, settlement, extension, compromise or postponement of the time of payment of the Senior Debt, to any substitution, exchange or release of collateral therefor and to the addition or release of any person primarily or secondarily liable thereon.

     7. LEGEND. The Subordinated Creditor and the Borrower agree on the date hereof to have stamped or endorsed on each of the Subordinated Creditor Loan Documents and any other documents evidencing the Junior Debt a legend or statement in form satisfactory to the Lender indicating that each of such documents are expressly subject to the terms and conditions of this Agreement.

     8. NOTICES. All notices, requests, consents, demands and other communications hereunder shall be in writing and shall be mailed by registered or certified first class mail or delivered by an overnight courier to the respective parties to this Agreement as follows:

            If to the Borrower:              FIND/SVP, INC.
                                             625 Avenue of the Americas
                                             New York, New York  10011-2002
                                             Attention:

            with a copy to:                  Breslow & Walker
                                             767 Third Avenue
                                             New York, New York  10011
                                             Attn:  Howard S. Breslow, Esq.

            If to the Lender:                The Chase Manhattan Bank
                                             1411 Broadway
                                             New York, New York 10018
                                             Attention: Stephen Szanto

            with a copy to:                  Hughes Hubbard & Reed LLP
                                             One Battery Park Plaza, 12th Floor
                                             New York, New York 10004
                                             Attention:  Beverly G. Miller, Esq.

            If to the Subordinated
            Creditor:                        SVP, S.A.
                                             70 rue des Rosiers
                                             Saint-Ouen, Cedex
                                             France, F93585

            with a copy to:                  Jean Louis Bodmer
                                             70 rue des Rosiers
                                             Saint-Ouen, Cedex
                                             France, F93585

     9. INDULGENCES NOT WAIVERS. Neither the failure nor any delay on the part of the Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

     10. DURATION AND TERMINATION. This Agreement shall constitute a continuing agreement of subordination and shall remain in effect so long as the Borrower is in any way indebted, liable or obligated to the Lender.

     11. ENTIRE AGREEMENT. This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written including, but not limited to, anything contained in the Subordinated Creditor's Loan Documents to the contrary. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by the Lender, the Borrower and the Subordinated Creditor.

     12. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the Lender, its successors and assigns, and shall be binding upon the Borrower, its successors and assigns, and the Subordinated Creditor, its successors and assignees.

     13. GOVERNING LAW. The validity, construction and enforcement of this Agreement shall be governed by the laws of the State of New York and the parties consent irrevocably to the jurisdiction and venue of the federal and state courts located in New York City, New York in resolving any dispute arising from this Agreement. The Borrower and the Subordinated Creditor hereby waive any objection which it or they have or may have to the laying of venue of any such action or suit arising out of this Agreement in such courts and further waives any claim that any such suit or action has been brought in an inconvenient forum.

     14. JURY TRIAL WAIVER. Each of the parties hereto waives (to the fullest extent permitted by applicable law) any right to a trial by jury of any dispute arising from this Agreement.

     15. SEVERABILITY. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not effect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

     IN WITNESS WHEREOF, the parties have executed this Agreement on December 30, 1999.

                                 FIND/SVP, Inc.

                                 By
                                   ---------------------------------------
                                    Name:
                                    Title:



                                 SVP, S.A.

                                 By
                                   ---------------------------------------
                                    Name:
                                    Title:

                                 THE CHASE MANHATTAN BANK

                                 By
                                   ---------------------------------------
                                    Name:
                                    Title:

STATE OF NEW YORK                   )
                                    )  ss.:  New York
COUNTY OF NEW YORK                  )


         On  this  the  ____  day  of  _______________,  1999,  before  me,  the undersigned officer, personally appeared _________________, who acknowledged himself/herself to be the ____________ of FIND/SVP, Inc., a corporation, and that he/she, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained and acknowledged the same to be his/her free act and deed individually and as such officer, and the free act and deed of the corporation.

         IN WITNESS WHEREOF, I hereunto set my hand.


                                              ----------------------------------
                                              Notary Public

My Commission Expires:

STATE OF ___________                )
                                    )  ss.:  _____________
COUNTY OF _________                 )


         On this the ____ day of ___________, 1999, before me, the undersigned officer, personally appeared ________________, who acknowledged himself/herself to be a ____________ of SVP, S.A. a societe anonyme, and that he/she, as such ___________ , being authorized so to do, executed the foregoing instrument for the purposes therein contained and acknowledged the same to be his/her free act and deed individually, as such __________ and the free act and deed of the
___________________.

         IN WITNESS WHEREOF, I hereunto set my hand.


                                              ----------------------------------
                                              Notary Public

My Commission Expires:

                                                                      Exhibit AA
                                                                      ----------
                                                                         Part IV


                             SUBORDINATION AGREEMENT

     AGREEMENT dated December 30, 1999 among FIND/SVP, Inc., a New York corporation with an office located at 625 Avenue of the Americas, New York, New York 10011-2002 (the "Borrower"), FURMAN SELZ, L.P., a Delaware limited partnership with an office located at 55 East 52nd Street, New York, New York 10055 (the "Subordinated Creditor") and THE CHASE MANHATTAN BANK, with an office located at 270 Park Avenue, New York, New York 10017 (the "Lender").

                                    RECITALS

     A. The Borrower, together with FIND/SVP Published Products, Inc., a Delaware corporation, (the "Subsidiary"), is indebted to the Subordinated Creditor (i) in the original aggregate principal amount of up to $2,025,000 as evidenced by the Series A Senior Subordinated Notes dated October 31, 1996 (collectively, the "Subordinated A Note") made by the Borrower and the Subsidiary to the Subordinated Creditor; and (ii) the Stock Subscription Warrant dated October 31, 1996 (the "Subordinated A Warrant") from the Borrower to the Subordinated Creditor (collectively, the "Subordinated Creditor's Debt") (the Subordinated A Note, the Subordinated A Warrant and all other documents executed in connection therewith are collectively referred to as the "Subordinated Creditor's Loan Documents").

     B. The Borrower is indebted to the Lender in the original principal amount of up to $1,000,000 (the "Lender Debt") as evidenced by the $1,000,000 Senior Grid Promissory Note dated December 30, 1999 from the Borrower to the Lender (the "Lender Note").

     C. As security for the payment of the Borrower's obligations to the Lender, pursuant to a Security Agreement dated December 30, 1999 (the "Security Agreement"), the Borrower granted a security interest in the Collateral (as therein defined) (the Security Agreement, the Lender Note and all other documents executed in connection therewith are collectively referred to as the "Lender's Loan Documents").

     D. In consideration of and as an inducement for the Lender to consent to the continued extension of the Subordinated Creditor's Debt, the Subordinated Creditor and the Borrower agree to the terms and conditions contained in this Agreement.

                                    AGREEMENT

     In consideration of the Recitals, which are incorporated by reference, the terms and conditions contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties, intending to be bound legally, agree as follows:

     1.   Definitions.

          (a) "Junior Debt" means all indebtedness, liabilities and obligations whatsoever, of every kind and description, whenever and however arising, absolute or contingent, due or to become due, from the Borrower to the Subordinated Creditor pursuant to the Subordinated Creditor's Debt.

          (b) "Senior Debt" means all indebtedness, liabilities and obligations whatsoever, of every kind and description, whenever and however arising, absolute or contingent, due or to become due, now existing or hereafter arising from, or in any way connected with, any direct or indirect indebtedness of the Borrower to the Lender, including, but not limited to, the Lender Debt, together with all costs, expenses and attorneys' fees incurred in any action to collect any indebtedness to the Lender including the Lender Debt or to enforce or foreclose any mortgage, security agreement or other agreement securing any indebtedness to the Lender including the Lender Debt.

     2. Subordination. The Subordinated Creditor and the Borrower agree that the Junior Debt is in all respects fully subordinated to the full and complete payment and satisfaction in full of the Senior Debt in the manner and to the extent set forth in Section 4 below and that, except as expressly permitted in
Section 4 below, no payments shall be made on the Junior Debt.

     3. Warranties and Representation. The Borrower and the Subordinated Creditor each represent and warrant that:

          (a) The total aggregate principal amount of the Junior Debt as of the date hereof is $2,025,000;

          (b)  The Junior Debt is evidenced by the Subordinated Loan Documents;

          (c) The Subordinated Creditor has not assigned the Junior Debt or any interest therein; and

          (d) The Borrower and the Subsidiaries have not and will not grant, directly or indirectly, to the Subordinated Creditor any security for the repayment of the Junior Debt.

     4.   Covenants.

          (a) Except as restricted below, the Borrower may pay and the Subordinated Creditor may collect: (i) all regularly scheduled payments of interest under the Subordinated Creditor's Loan Documents; and (ii) (A) any non-accelerated prepayment or regularly scheduled payment of principal of the Junior Debt (a "Principal Payment") or (B) any payment under the Subordinated A Warrant (a "Warrant Payment"), provided such Principal Payment or Warrant
Payment does not cause or is not a contributing factor in causing a default under any covenant contained in the Lender's Loan Documents or any other documents evidencing the Senior Debt (a "Covenant Default"). In the event that a Principal Payment or Warrant Payment causes or is a contributing factor in causing a Covenant Default, upon the receipt of a Notice of Non-Payment Default by the Lender to the Subordinated Creditor, such Principal Payment or Warrant Payment shall be held in trust for the benefit of the Lender and be immediately delivered to the Lender for application to the Senior Debt in accordance with
Section 5 below.

          (b) (i) In the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith relative to any of the Borrower, the Subsidiary or their respective creditors or property and in the event of any proceedings for voluntary or involuntary liquidation, dissolution or other winding up of any of the Borrower or the Subsidiary, whether or not involving insolvency or bankruptcy proceedings, then all Senior Debt shall first be paid in full, before the payment on account of principal or interest is made upon any Junior Debt.

               (ii) In any of the proceedings referred to in paragraph (b)(i) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations which may be payable or deliverable in respect of the Junior Debt shall be paid or delivered directly to the holders of the Senior Debt for application in payment thereof, unless and until all Senior Debt shall have been paid in full.

          (c) In the event (i) the Borrower shall fail to make when due any payment of principal, interest or any other sums on the Senior Debt, or (ii) the Lender shall have accelerated the Senior Debt (the events set forth in clauses
(i) and (ii) hereafter referred to as a "Payment Default"), then upon the occurrence of the sending of a written notice from the Lender to the Subordinated Creditor of such Payment Default (with no obligation to send written notice to any successor, assignee, transferee, investor or participant of the Junior Debt) (the "Notice of Payment Default"): (i) effective on the date of the Notice of Payment Default, no payment shall be made by the Borrower or any other co-maker or obligor of the Junior Debt to the Subordinated Creditor and the Subordinated Creditor shall not receive any payments until the Lender shall have been paid in full or until the Lender shall have sent written notice to the Subordinated Creditor indicating that the Lender and the Borrower have settled or resolved any outstanding disputes and/or defaults under the Lender's Loan Documents or any other documents evidencing the Senior Debt; and (ii) while such Payment Default is in effect, any payment received by the Subordinated Creditor shall be held in trust for the benefit of the Lender and be immediately delivered to the Lender for application to the Senior Debt in accordance with
Section 5 below.

          (d) In the event of any default (other than a Payment Default) by the Borrower of the Lender's Loan Documents or any other documents evidencing the Senior Debt giving the Lender the right to accelerate the Senior Debt (a "Non-Payment Default") and the Lender has not accelerated the Senior Debt, then upon the occurrence of the sending of a notice specifying the list of known Non-Payment Default(s) by the Lender to the Subordinated Creditor of such Non-Payment Default(s) (a "Notice of Non-Payment Default") (with no obligation to send written notice to any successor, assignee, transferee, investor or participant of the Junior Debt): (i) effective on the date of the Notice of Non-Payment Default, no payment shall be made by the Borrower or any other co-maker or obligor of the Junior Debt to the Subordinated Creditor and the Subordinated Creditor shall not receive any payments until the earlier of: (A) the date that the Lender shall have sent written notice to the Subordinated Creditor indicating that the Lender and the Borrower have settled or resolved any outstanding disputes and/or defaults under the Lender's Loan Documents or any other documents evidencing the Senior Debt; or (B) the date one hundred eighty (180) days after the Notice of Non-Payment Default was sent by the Lender to the Subordinated Creditor (the "Payment Block Period"). Any payment received by the Subordinated Creditor during the Payment Block Period shall be held in trust for the benefit of the Lender and be immediately delivered to the Lender for application to the Senior Debt in accordance with Section 5 below. The Lender and the Subordinated Creditor agree that the

Lender shall have the right to impose any number of Payment Block Periods pursuant to this Subsection (d) provided that: (i) the Subordinated Creditor shall not be blocked from receiving any payments under the Junior Debt in excess of one hundred eighty (180) days in any three hundred sixty-five (365) day period; and (ii) in the event any Payment Block Period was terminated pursuant to Clause (A) of the preceding sentence, then (x) any notice of default for the same covenant violation in a three hundred sixty-five (365) day period shall be given in good faith and not solely for the purpose of instituting a payment block against the Subordinated Creditor; and/or (y) the Lender will not institute a Payment Block Period for any Non-Payment Default which was known to the Lender prior to instituting any previous Payment Block Period during the preceding three hundred sixty-five (365) day period and not listed in a Notice of Non-Payment Default during such three hundred sixty-five (365) day period. The foregoing shall not prevent the Lender from accelerating any default by the Borrower or declaring a Payment Default pursuant to Subsection (c) above.

          (e) The Lender agrees that after it sends a Notice of Payment Default pursuant to Subsection (c) above the Lender shall diligently pursue collection of the Senior Debt. Nothing set forth herein shall prohibit or prevent the Lender from negotiating or settling any defaults or disputes with the Borrower under the Lender's Loan Documents or any other documents evidencing the Senior Debt.

          (f) After a period of one hundred eighty (180) days from the date of the Notice of Payment Default pursuant to Subsection (c) above, the Subordinated Creditor may commence any action or proceeding against the Borrower or any other co-maker or obligor under the Subordinated Creditor Loan Documents to demand or collect the Junior Debt. Notwithstanding the foregoing, any receipt of funds or any payment collected, garnished or otherwise received by the Subordinated Creditor shall be held in trust for the benefit of the Lender and be immediately delivered to the Lender for application to the Senior Debt in accordance with
Section 5 below.

          (g) The Subordinated Creditor agrees to send to the Lender a notice indicating its intention to declare a default and accelerate its rights under the Subordinated Creditor's Loan Documents prior to any acceleration of the Junior Debt.

          (h) Neither the Borrower nor the Subordinated Creditor shall take or permit any action prejudicial to or inconsistent with the Lender's priority position over the Subordinated Creditor that is created by this Agreement.

     5. Turnover of Prohibited Transfer. If any payment on account of the Junior Debt is received by the Subordinated Creditor, such payment shall be delivered immediately by the Subordinated Creditor to the Lender for application to the Senior Debt, in the form received except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to the Lender. The Lender is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered, any such payment shall be held by the Subordinated Creditor in trust for the Lender and shall not be commingled with other funds or property of the Subordinated Creditor.

     6. Waivers. The Borrower and the Subordinated Creditor each waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by the Lender. To the fullest extent permitted by law, the Borrower and the Subordinated Creditor each further waive the following: (i) presentment, demand, protest, notice of protest, notice of default, notice of dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind by the Lender in connection with all instruments evidencing all or any portion of the Senior Debt or the Junior Debt to which the Lender or Subordinated Creditor may be a party; (ii) notice of the acceptance of this Agreement by the Lender;
(iii) notice of any loans made, extensions granted or other action taken in reliance hereon by the Lender; and (iv) all other demands and notices in every kind by the Lender in connection with this Agreement, the Senior Debt or the Junior Debt. The Subordinated Creditor consents to, from time to time, in whole or in part, any release, renewal, modification, amendment, settlement, extension, compromise or postponement of the time of payment of the Senior Debt, to any substitution, exchange or release of collateral therefor and to the addition or release of any person primarily or secondarily liable thereon.

     7. Legend. The Subordinated Creditor and the Borrower agree on the date hereof to have stamped or endorsed on each of the Subordinated Creditor Loan Documents and any other documents evidencing the Junior Debt a legend or statement in form satisfactory to the Lender indicating that each of such documents are expressly subject to the terms and conditions of this Agreement.

     8. Notices. All notices, requests, consents, demands and other communications hereunder shall be in writing and shall be mailed by registered or certified first class mail or delivered by an overnight courier to the respective parties to this Agreement as follows:

          If to the Borrower:       FIND/SVP, INC.
                                    625 Avenue of the Americas
                                    New York, New York 10011-2002
                                    Attention: ___________________

          with a copy to:           Breslow & Walker
                                    767 Third Avenue
                                    New York, New York 10011
                                    Attn: Howard S. Breslow, Esq.

          If to the Lender:         The Chase Manhattan Bank
                                    1411 Broadway
                                    New York, New York 10018
                                    Attention: Stephen Szanto

          with a copy to:           Hughes Hubbard & Reed LLP
                                    One Battery Park Plaza, 12th Floor
                                    New York, New York 10004
                                    Attention: Beverly G. Miller, Esq.

          If to the Subordinated
          Creditor:                 Furman Selz SBIC, L.P.
                                    55 East 52nd Street
                                    New York, New York 10055
                                    Attention: Nicholas Daraviras

          with a copy to:           Dechert Price & Rhoads
                                    4000 Bell Atlantic Tower
                                    1717 Arch Street
                                    Philadelphia, Pennsylvania 19103
                                    Attention: Carmen J. Romano, Esq.

     9. Indulgences Not Waivers. Neither the failure nor any delay on the part of the Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

     10. Duration and Termination. This Agreement shall constitute a continuing agreement of subordination and shall remain in effect so long as the Borrower is in any way indebted, liable or obligated to the Lender.

     11. Entire Agreement. This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written including, but not limited to, anything contained in the Subordinated Creditor's Loan Documents to the contrary. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by the Lender, the Borrower and the Subordinated Creditor.

     12. Successors and Assigns. This Agreement shall inure to the benefit of the Lender, its successors and assigns, and shall be binding upon the Borrower, its successors and assigns, and the Subordinated Creditor, its successors and assignees.

     13. Governing Law. The validity, construction and enforcement of this Agreement shall be governed by the laws of the State of New York and the parties consent irrevocably to the jurisdiction and venue of the federal and state courts located in New York City, New York in resolving any dispute arising from this Agreement. The Borrower and the Subordinated Creditor hereby waive any objection which it or they have or may have to the laying of venue of any such action or suit arising out of this Agreement in such courts and further waives any claim that any such suit or action has been brought in an inconvenient forum.

     14. Jury Trial Waiver. Each of the parties hereto waives (to the fullest extent permitted by applicable law) any right to a trial by jury of any dispute arising from this Agreement.

     15. Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not effect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

     IN WITNESS WHEREOF, the parties have executed this Agreement on December 30, 1999.

                                    FIND/SVP, Inc.


                                    By
                                       -----------------------------------------
                                       Name:
                                       Title:



                                    FURMAN SELZ SBIC, L.P.
                                           By: Furman Selz SBIC Investments LLC,
                                               General Partner


                                    By
                                       -----------------------------------------
                                       Name:
                                       Title:



                                    THE CHASE MANHATTAN BANK

                                    By
                                       -----------------------------------------
                                       Name:
                                       Title:

STATE OF NEW YORK                   )
                                    )  ss.: New York
COUNTY OF NEW YORK                  )


     On this the ____ day of _______________, 1999, before me, the undersigned officer, personally appeared _________________, who acknowledged himself/herself to be the ____________ of FIND/SVP, Inc., a corporation, and that he/she, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained and acknowledged the same to be his/her free act and deed individually and as such officer, and the free act and deed of the corporation.

     IN WITNESS WHEREOF, I hereunto set my hand.

                                               ---------------------------------
                                               Notary Public


My Commission Expires:

STATE OF NEW YORK                   )
                                    )  ss.: New York
COUNTY OF NEW YORK                  )


     On this the ____ day of _______________, 1999, before me, the undersigned officer, personally appeared _________________, who acknowledged himself/herself to be the ____________ of FURMAN SELZ SBIC INVESTMENTS LLC, general partner of FURMAN SELZ SBIC, L.P., a limited partnership, and that he/she, as such _________________ of the general partner of the limited partnership, being authorized so to do, executed the foregoing instrument for the purposes therein contained and acknowledged the same to be his/her free act and deed individually and as such ____________________, and the free act and deed of the general partner and the limited partnership.

     IN WITNESS WHEREOF, I hereunto set my hand.


                                               ---------------------------------
                                               Notary Public

My Commission Expires: